Exhibit 32



                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     In connection with the Quarterly Report of WSFS Financial Corporation (the "Company") on Form 10-Q for the quarter ended September 30, 2003 (the "Report") as filed with the Securities and Exchange Commission on the date hereof, we, Marvin N. Schoenhals, Chairman, President and Chief Executive Officer, and Mark
A. Turner, Chief Operating Officer and Chief Financial Officer certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/ MARVIN N. SCHOENHALS                         /s/MARK A.TURNER
------------------------------------             -------------------------------
Marvin N. Schoenhals                             Mark A. Turner
Chairman and President                           Chief Operating Officer and
                                                 Chief Financial Officer


November 14, 2003

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